TWEEDY, BROWNE FUND INC.

Supplement dated September 2, 2010
to Prospectus dated July 29, 2010

The Tweedy, Browne Fund Inc. (the “Company”) hereby supplements its Prospectus dated July 29, 2010 to update through June 30, 2010 the performance information and footnotes thereto appearing on page 24 of the Prospectus under the heading “Composite of Comparable Unhedged Managed Accounts Average Annual Total Returns for Periods Ended June 30, 2010” to read as follows:

Composite of Comparable Unhedged Managed Accounts
Average Annual Total Returns1
for Periods Ended June 30, 2010

					Since
	One	Three	Five	Ten	Inception
	Year	Years	Years	Years	7/1/95
Composite of Comparable Unhedged
Managed Accounts1

Return Net of Actual Fees before Taxes2	18.48%	(7.32)%	3.88%	7.42%	9.42%
MSCI EAFE Index (in U.S.$)3	5.92	(13.38)	0.88	0.16	3.75

(1)
The above schedule consists of the average annual investment results beginning July 1, 1995 for all fully discretionary, separately managed, primarily international portfolios unhedged to the U.S. dollar that are U.S. dollar denominated, have assets of at least $1 million at month-end and have been under the management of the Adviser for at least one quarter prior to measurement. As of June 30, 2010, there were seven accounts in the composite with an aggregate of $197.1 million of assets managed by Tweedy, Browne with this strategy. During the period covered by the composite, the number of accounts managed by Tweedy, Browne with this strategy varied from one account to twelve accounts and the amount of assets managed varied from $11.0 million to $668.7 million. Composite results are time and asset-weighted, inclusive of dividends and net of foreign withholding taxes, and are calculated in the same manner as historical returns for the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund. Prior performance is not an indication of future performance.

The international portfolios included herein are primarily comprised of securities of companies domiciled in developed markets outside the United States.

(2)
The actual net of fee composite results are net of actual fees and expenses paid at the advisory level, and exclude third party fees and expenses, such as custody fees, that are not tracked by the Adviser. Had the above composite adopted an expense structure similar to the Global Value Fund II – Currency Unhedged, the composite’s actual net of fee results would have been lower than those presented above. The composite’s fee structure differs from that of the Fund and there may be times when the composite’s overall fees are higher or lower than those of the Fund.

(3)
MSCI EAFE Index (in U.S.$) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. Index results are inclusive of dividends and net of foreign withholding taxes.